Exhibit 99.1

[LETTERHEAD]

March 7, 2014

VIA HAND DELIVERY

NGL Energy Holdings LLC
6120 S. Yale Avenue, Ste. 805
Tulsa, OK 74136
Attn: H. Michael Krimbill

Re: Resignation

Dear Mr. Krimbill:

Effective as of April 1, 2014, I hereby resign as a designated representative of SemGroup Corporation on the Board of Directors of NGL Energy Holdings LLC.

Very truly yours,

/s/ Norman J. Szydlowski

Norman J. Szydlowski